Related parties	12 Months Ended
Dec. 31, 2018
Disclosure of transactions between related parties [abstract]
Disclosure of related party [text block]

25 Related parties

Transactions with the Norwegian State

The Norwegian State is the majority shareholder of Equinor and also holds major investments in other Norwegian companies. As of 31 December 2018, the Norwegian State had an ownership interest in Equinor of 67.0% (excluding Folketrygdfondet, the Norwegian national insurance fund, of 3.3%). This ownership structure means that Equinor participates in transactions with many parties that are under a common ownership structure and therefore meet the definition of a related party. All transactions are considered to be on an arm's length basis.

Total purchases of oil and natural gas liquids from the Norwegian State amounted to USD 8,604 million, USD 7,352 million and USD 5,848 million in 2018, 2017 and 2016, respectively. Total purchases of natural gas regarding the Tjeldbergodden methanol plant from the Norwegian State amounted to USD 49 million, USD 39 million and USD 44 million in 2018, 2017 and 2016, respectively. These purchases of oil and natural gas are recorded in Equinor ASA. In addition, Equinor ASA sells in its own name, but for the Norwegian State’s account and risk, the Norwegian State’s gas production. These transactions are presented net. For further information please see note 2 Significant accounting policies. The most significant items included in the line item Equity accounted investments and other related party payables in note 21 Trade and other payables, are amounts payable to the Norwegian State for these purchases.

Other transactions

In relation to its ordinary business operations Equinor enters into contracts such as pipeline transport, gas storage and processing of petroleum products, with companies in which Equinor has ownership interests. Such transactions are carried out on an arm's length basis and are included within the applicable captions in the Consolidated statement of income. Gassled and certain other infrastructure assets are operated by Gassco AS, which is an entity under common control by the Norwegian Ministry of Petroleum and Energy. Gassco’s activities are performed on behalf of and for the risk and reward of pipeline and terminal owners, and capacity payments flow through Gassco to the respective owners. Equinor payments that flowed through Gassco in this respect amounted to USD 1,351 million, USD 1,155 million and USD 1,167 million in 2018, 2017 and 2016, respectively. These payments are recorded in Equinor ASA. In addition, Equinor ASA process in its own name, but for the Norwegian State’s account and risk, the Norwegian State’s share of the Gassco costs. These transactions are presented net.

As of 31 December 2018, Equinor had an ownership interest in Lundin Petroleum AB (Lundin) of 20.1% of the outstanding shares and votes. Total purchase of oil and related products from Lundin amounted to USD 879 million, USD 176 million and USD 155 million in 2018, 2017 and 2016, respectively. Total sale of oil and related products to Lundin amounted to USD 296 million in 2018, USD 0 million in 2017 and 2016, respectively. The sale and purchase of oil and related products are recorded in Equinor ASA.

For information concerning certain lease arrangements with Equinor Pension, see note 22 Leases.

Related party transactions with management are presented in note 6 Remuneration. Management remuneration for 2018 is presented in note 4 Remuneration in the financial statements of the parent company, Equinor ASA.